Exhibit 10.2.2
SUPPLEMENT NO. 1 TO REVOLVING LOAN SECURITY AGREEMENT
          SUPPLEMENT NO. 1 dated as of December 31, 2007 (this “Supplement”) to the SECURITY AGREEMENT dated as of October 31, 2007 among each of the Grantors listed on the signature pages thereto (each such subsidiary individually, a “Grantor” and, collectively, the “Grantors”), and The CIT Group/Business Credit, Inc. (“CIT”) and Bank of America, N.A. (“Bank of America”), collectively, as Collateral Agent for the lenders (the “Lenders”) and letter of credit issuers (“Letter of Credit Issuers”) from time to time parties to the Credit Agreement referred to below.
          A. Reference is made to the Revolving Loan Credit Agreement, dated as of October 31, 2007 (as the same may be amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among McJunkin Corporation, a West Virginia corporation (the “Borrower”), the Lenders, CIT, as Administrative Agent, and CIT and Bank of America, collectively, as Collateral Agent.
          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement.
          C. Section 8.13 of the Security Agreement provides that each Subsidiary of the Borrower that is required to become a party to the Security Agreement pursuant to Section 9.11 of the Credit Agreement shall become a Grantor, with the same force and effect as if originally named as a Grantor therein, for all purposes of the Security Agreement upon execution and delivery by such Subsidiary of an instrument in the form of this Supplement. Each undersigned Subsidiary (each, a “New Grantor”) is executing this Supplement in accordance with the requirements of the Security Agreement to become a Subsidiary Grantor under the Security Agreement as consideration for the Obligations.
Accordingly, the Collateral Agent and the New Grantors agree as follows:
          SECTION 1. In accordance with Section 8.13 of the Security Agreement, each New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and each New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each New Grantor, as security for the payment and performance in full of the Obligations, does hereby bargain, sell, convey, assign, set over, mortgage, pledge, hypothecate and transfer to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Collateral of such New Grantor, in each case whether now or hereafter existing or in which now has or hereafter acquires an interest. Each reference to a “Grantor” in the Security Agreement shall be deemed to include each New Grantor. The Security Agreement is hereby incorporated herein by reference.
          SECTION 2. Each New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency or similar laws affecting creditors’ rights generally and general equitable principles.
          SECTION 3. This Supplement may be executed by one or more of the parties to this Supplement on any number of separate counterparts (including by facsimile or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Supplement signed by all the parties shall be lodged with the Collateral Agent and the Borrower. This Supplement shall become effective as to each New Grantor when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of such New Grantor and the Collateral Agent.
          SECTION 4. Such New Grantor hereby represents and warrants that set forth on Schedule A hereto is (a) the legal name of such New Grantor, (b) the jurisdiction of incorporation or organization of such New Grantor, (c) the identity or type of organization or corporate structure of such New Grantor and (d) the Federal Taxpayer Identification Number and organizational number of such New Grantor).
          SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.
          SECTION 6. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 7. Any provision of this Supplement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and in the Security Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. All notices, requests and demands pursuant hereto shall be made in accordance with Section 8.2 of the Security Agreement. All communications and notices hereunder to each New Grantor shall be given to it in care of the Borrower at the Borrower’s address set forth in Section 14.2 of the Credit Agreement.
          SECTION 9. Each New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.
[Signature Pages Follow]

     IN WITNESS WHEREOF, each New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

MRM West Virginia Management Company, as New Grantor
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	V.P. and Chief Financial Officer

MRM Oklahoma Management LLC, as New Grantor
By:	/s/ James F. Underhill
	Name:	James F. Underhill
	Title:	Treasurer

[Signature Page to Supplement No. 1 to Revolving Loan Security Agreement]

The CIT Group/Business Credit, Inc., as Co-Collateral Agent
By:	/s/ Howard Trebach
	Name:	Howard Trebach
	Title:	Vice President

Bank of America, N.A., as Co-Collateral Agent
By:	/s/ Joy L. Bartholomew
	Name:	Joy L. Bartholomew
	Title:	Senior Vice President

[Signature Page to Supplement No. 1 to Revolving Loan Security Agreement]